EIGHTCO HOLDINGS

Protect your humanity.
Power the AI future.

NASDAQ: $ORBS

The Chairman’s Message - November 2025

Safe Harbor Statement

This investor presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. These statements can be recognized by the use of words such as "believe," "expect," "anticipate," "potential," "create," "intend," "could," "should," "would," "may," "plan," "seek," "will," "look," "future," "assume," "continue," or the negative of such terms or other variations thereof, or words of similar substance or meaning.

Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those projected due to a variety of factors, including those described above, which are inherently subject to significant uncertainties and contingencies that are or may be difficult or impossible to predict and are or may be beyond our control. The Company assumes no obligation to and does not undertake to update such forward-looking statements to reflect future events or circumstances.

Risk Factors

Risks Related to the Company's Business and Worldcoin (WLD) Strategy

Volatility and Price Risk of WLD: The Company's financial results and the market price of its shares will be significantly affected by the price of WLD. WLD is a highly volatile digital asset, and fluctuations in its price may materially and adversely impact the Company's net asset value (NAV), financial condition, and stock price.

Concentration Risk: The Company's treasury strategy involves a significant concentration of assets in WLD. This lack of diversification increases exposure to adverse developments affecting WLD, including market, technological, or regulatory events.

Liquidity Risk: WLD and other digital assets may be less liquid than cash or traditional financial instruments. In periods of market stress or regulatory intervention, the Company may not be able to liquidate its WLD holdings at favorable prices or in a timely manner, which could impair its ability to meet financial obligations or fund operations.

Execution Risk in Treasury Management: The Company will have broad discretion in executing its WLD acquisition and management strategy, including the timing and size of purchases and sales. There is no assurance that management will execute this strategy effectively, and poor execution could result in losses or underperformance relative to expectations.

Counterparty, Custodial, and Cybersecurity Risk: The Company's WLD assets will be held with third-party custodians and trading partners, exposing the Company to the risk of loss or destruction of private keys required to access its WLD, as well as cyberattacks, hacking, or other data loss relating to its WLD. Failures, insolvency, or security breaches at these service providers, or at the Company itself, could result in the loss or theft of WLD assets, unauthorized access, or other cyber incidents, with potentially material adverse effects on the Company's financial position, results of operations, and reputation.

Tokenomics and Unlock Schedule Risk: The WLD token has a defined unlock schedule, with significant amounts of tokens to be released over time. Large unlocks or changes in tokenomics could increase selling pressure, dilute existing holdings, and negatively impact the value of the Company's WLD assets.

Regulatory and Legal Risks

Regulatory Uncertainty and Classification Risk: The legal and regulatory treatment of WLD and other digital assets is evolving and uncertain. Changes in laws or regulations, or actions by regulatory authorities (including the SEC, CFTC, or foreign regulators), could adversely affect the Company's ability to hold, trade, or use WLD, or could require the Company to register as an investment company or comply with other regulatory regimes.

Risk of Being Deemed an Investment Company: If WLD or other digital assets are reclassified as securities, the Company could be deemed an "investment company" under the Investment Company Act of 1940, subjecting it to additional regulatory requirements, restrictions, and costs, or potentially requiring a change in business strategy.

Tax Risks: The tax treatment of digital assets is complex and subject to change. The Company may be subject to adverse tax consequences, including the corporate alternative minimum tax on unrealized gains, or changes in U.S. or foreign tax law that could impact the value or liquidity of its WLD holdings.

AML, Sanctions, and Compliance Risks: The Company is subject to anti-money laundering (AML), sanctions, and other compliance obligations. Failure to comply with these requirements, or changes in applicable laws, could result in penalties, restrictions, or reputational harm.

Risk Factors (Cont'd)

Dilution Risk: The issuance of new shares and other equity-linked securities in connection with any future transaction may dilute existing shareholders.

Dependence on Key Personnel and Governance Changes: The Company's future success depends on the continued service and performance of its management team and Board of Directors, including the newly appointed Chairman. Any inability to attract or retain qualified personnel could adversely affect the Company's execution of its strategy.

Reliance on Strategic Partners: The Company's business plan contemplates partnerships with trading, custody, and advisory firms. The failure of these partners to perform as expected, or the loss of key relationships, could impair the Company's ability to execute its treasury strategy.

Market Acceptance and Trading Risks: The Company's shares are listed on NASDAQ, and there is no assurance of continued listing or sufficient trading liquidity. Suspension or delisting could materially reduce the value and liquidity of the Company's shares.

No Assurance of Returns: There is no guarantee that the Company's strategy will result in positive returns or that the value of its shares will increase. Past performance of similar digital asset treasuries is not indicative of future results.

Risks Related to the Worldcoin Ecosystem and Technology

Adoption and Ecosystem Risk: The value of WLD and the success of the Company's strategy depend on the continued adoption and development of the Worldcoin ecosystem, including World ID, World App, and related technologies. Delays, failures, or negative developments in the ecosystem could adversely affect the value of WLD and the Company's business.

Competition and Technological Change: The digital asset and blockchain industry is highly competitive and rapidly evolving. The Company may face competition from other digital asset treasuries, blockchain projects, or new technologies that could render its strategy less effective or obsolete.

Intellectual Property and Security Risks: The Company relies on the intellectual property and security of the Worldcoin ecosystem. Infringement, misappropriation, or security vulnerabilities could negatively impact the Company's operations and the value of its WLD holdings.

Disclaimers

This presentation (this "Presentation") has been prepared by Eightco Holdings Inc. and its affiliates (the "Company") solely for informational purposes. The information contained herein is provided to assist interested parties in making their own evaluation of the Company and for no other purpose. By accepting this Presentation, the recipient agrees to keep its contents strictly confidential and not to use it for any purpose other than as expressly authorized by the Company.

This Presentation does not constitute an offer to sell or the solicitation of an offer to buy or acquire any securities of the Company in any jurisdiction, nor shall it or any part of it form the basis of or be relied on in connection with any contract or commitment whatsoever. Any offer or sale of securities will be made only pursuant to definitive transaction documents, and in compliance with applicable securities laws. The securities described herein have not been, and will not be, registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or any state or foreign securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

This Presentation contains statements that constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company's business strategy, plans, objectives, future operations, financial condition, and prospects. Forward-looking statements are based on current expectations, estimates, projections, and assumptions as of the date of this Presentation, and are not guarantees of future performance. Actual results may differ materially from those expressed or implied in such statements due to a variety of risks and uncertainties, including but not limited to market conditions, regulatory developments, the volatility of digital assets, and other factors beyond the Company's control. The Company undertakes no obligation to update or revise any forward-looking statements to reflect future events or circumstances.

The information contained in this Presentation is based on sources believed to be reliable, but neither the Company nor any of its affiliates, directors, officers, employees, agents, or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness, fairness, or reasonableness of the information or opinions contained herein. The Company and its affiliates expressly disclaim any and all liability for any direct, indirect, or consequential loss or damage suffered by any person as a result of relying on any statement in or omission from this Presentation or any other written or oral communication transmitted to the recipient in the course of its evaluation of the Company.

Nothing in this Presentation constitutes legal, tax, accounting, or investment advice. Each recipient should consult its own professional advisors regarding the legal, tax, accounting, and investment consequences of any potential investment in the Company.

Prospective investors should carefully review and consider the risk factors described in the the Company's filings with the U.S. Securities and Exchange Commission, before making any investment decision. The risks described herein are not exhaustive and additional risks may apply.

The information contained in this Presentation is provided as of the date hereof and is subject to change, completion, or amendment without notice. Neither the delivery of this Presentation nor any further discussions with the Company or its representatives shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since the date hereof.

By accepting this Presentation, the recipient acknowledges and agrees to the foregoing disclaimers.

Table of Contents

01
Introduction

Executive Summary



World was founded in 2019 to **differentiate humans from AI** at global scale, supported by the native WLD token.

In September 2025, Eightco Holdings (**NASDAQ: ORBS**) raised a $270MM PIPE to adopt the WLD as its primary treasury asset.



Dan Ives is Chairman of ORBS, providing industry expertise as a recognized technology and AI analyst to guide ORBS growth.

Company support includes BitMine (**NYSE: BMNR**) and premier institutional investors such as MOZAYYX, Discovery Capital, Brevan Howard, FalconX and Kraken.

Partnering with **Coinbase, Mythical, and Kraken** to scale PoH authentication across exchanges, gaming platforms, and consumer applications.

Source: https://world.org/, https://www.8co.holdings/

NASDAQ: ORBS

02
Holdings & Key Metrics

ORBS Holdings & Key Metrics

As of November 17, 2025

Cash & Equivalents	**$58.2M Cash on Hand** → includes $10.6M in stablecoins
WLD Holdings	**272,253,898 WLD Tokens** → 2.72% of total WLD supply → 11.68% of circulating supply
ETH Holdings	**11,068 ETH** *ETH may be acquired, when appropriate, to support diversification of holdings beyond WLD.
Unique Verifications	**17,550,402 Unique Humans Verified**

Source: Eightco Holdings, https://world.org/, https://coinmarketcap.com/

03
Strategy Overview

Enterprise POH Auth Opportunity

IAM[1] + Digital Identity Verification[2] combined $42B market estimated to grow to $61B by 2029.

Proof of human anticipated to be a key piece of these growing markets as AI threats become increasingly widespread.



Enterprise Proof of Human Market Forecast
Market Size ($B)
10.000
8.000
6.000
4.000
2.000
0.000
2025
2026
2027
2028
2029

1. IAM Market Size: https://www.marketsandmarkets.com/Market-Reports/identity-access-management-iam-market-1168.html
2. Digital Identity Verification Market Size: https://www.juniperresearch.com/research/fintech-payments/identity/digital-identity-verification-research-report

3 Pillars of AI Infrastructure - Potential Market

1. Data centers
2. LLMs
3. Proof of human

→ Chips / data center most mature

→ Model providers catching up

→ Proof-of-human in early stages



3 Pillars of AI
Market Cap ($B)
$8,000
$6,000
$4,000
$2,000
$0
Chips / Datacenter
Models
Proof-of-Human

1. Chips / Datacenter: NVDA, AVGO, TSM, ASML, AMD, MU, MRVL, KLAC market caps per Bloomberg as of close 8/29
2. OpenAI:https://www.reuters.com/business/openai-eyes-500-billion-valuation-potential-employee-share-sale-source-says-2025-08-06/
3. Anthropic: https://www.bloomberg.com/news/articles/2025-09-02/anthropic-completes-new-funding-round-at-183-billion-valuation
4. xAI: https://www.wsj.com/tech/musk-merges-his-ai-company-with-x-claiming-combined-valuation-of-113-billion-4a8f2263
5. Databricks: https://www.databricks.com/company/newsroom/press-releases/databricks-raising-series-k-investment-100-billion-valuation
6. ScaleAI: https://www.wsj.com/tech/ai/scale-ai-gets-meta-investment-that-values-it-at-more-than-29-billion-abeefc2f
7. Perplexity: https://www.bloomberg.com/news/articles/2025-07-17/ai-startup-perplexity-valued-at-18-billion-with-new-funding
8. Proof-of-Human: WLD FDV: https://coinmarketcap.com/currencies/worldcoin-org/

Proof of Human Market - Potential Revenue

Market Sizing & Potential Revenue[1]



$3B
$8.5B
2025
2028

UX Uplift (Verified Human Logon)

Social Media, Dating, Gaming

Improved conversion through higher trust networks



AD
$3.3B
$11.7B
2025
2028

Ad Fraud Prevention

Bot-driven traffic and fraud causing wasted ad spend



$6.3B
$22.9B
2025
2028

Cybersecurity

Identity theft is an accelerating problem for governments and enterprises

1. Estimates per RNDMWLK, 2025 Est vs 2028 Est

NASDAQ: ORBS

Proof of Human Market - Potential Revenue


50
40
30
20
10
0
Revenue ($B)
2025
2026
2027
2028
Year
Cybersecurity
UX Improvement
IVT Prevention

NASDAQ: ORBS

* Estimates per RNDMWLK

Partnerships & Enterprise - Potential Market

***World Foundation Partnerships**




world
world | VISA


tinder
tinder


RAZER ID
VERIFIED BY
WORLD ID
BE VERIFIED AS HUMAN

Government collaboration[1]

World ID Credentials enables the connection of valid forms of ID to their World ID

Signals regulatory fit and adoption in govt use cases

Enterprise + Fintech[2]

Partnership with Visa to create card that allows digital asset use anywhere Visa is accepted

Optimized for AI era, only available to verified humans

Dating[3]

Pilot with Tinder creates verified profiles to foster real connections

Simple and secure verification to eliminate bots & catfishing

Platforms[4]

World ID provides verification for Razer's SSO to create safer more authentic gaming

Social media and messaging apps also benefit from PoP

1 https://world.org/blog/announcements/new-world-id-passport-credential-launches-access-wld-tokens
2 https://world.org/blog/announcements/world-card-your-digital-assets-accepted-anywhere
3 https://world.org/blog/announcements/experience-real-connections-with-world-id-and-match-group
4 https://world.org/blog/announcements/new-world-razer-partnership-prioritizes-human-gamers-age-of-ai

The ORBS Strategy

The ORBS strategy is to meet accelerating enterprise demand for secure, compliant PoH authentication through scalable integrations and strategic WLD treasury management that supports ecosystem stability.

By amplifying network effects, enabling trusted digital experiences like gaming, and investing in technologies that expand PoH and WLD utility, ORBS advances the broader adoption of human verification globally.



ORBS
Enterprise
Treasury Manager
Network Effects
Investments
Gaming

NASDAQ: ORBS

04
Roadmap & Execution

ORBS Roadmap & Execution

Demonstrated progress through strategic partnerships & investments

Enterprise	coinbase kraken	Infinity by ORBS authentication platform: Kraken & Coinbase join pilot program to streamline Financial Services and Digital Asset workflows secured by Eightco's platform.
Gaming	MYTHICAL	Mythical Gaming: Eightco joins strategic round alongside World and other institutional investors.
Network Effects	Polymarket	World App integrates a digital wallet with World ID and offers connectivity with the Polymarket application.
Treasury Manager		272,253,898 WLD Tokens → 2.72% of total supply → 11.68% of circulating supply

Source: Eightco Holdings, CoinMarketCap

ORBS Roadmap & Execution

Consumer network effects & expanding market reach



Mythical Games
@playmythical

We're excited to announce a strategic investment from Eightco Holdings ($ORBS) - backed by BitMine, World Foundation, Kraken, and others, as part of Mythical Gaming's latest funding round.

This partnership accelerates our mission to build a world-class entertainment ecosystem and bring verified human identity to gaming in the post-AGI era.

MYTHICAL

3:50 PM · Oct 14, 2025 · 44.6K Views

Mythical Games
@playmythical

It's a Mythical World.

We are partnering with @world_chain_, the real hum
launch the first L3 on World Chain.

Together, we'll set a new standard for trust & proof
consumer entertainment.

world | MYTHICAL

11:20 AM · Oct 30, 2025 · 422.8K Views

Polymarket
@Polymarket

We're excited to announce our Polymarket mini app has launched in the World App.

We've partnered with the World Foundation to offer a 10% deposit bonus, up to 5 WLD (~$5), for eligible new deposits through the mini app ($5 min. deposit).

Polymarket 🤝 World

Polymarket

World

9:00 AM · Oct 21, 2025 · 477.1K Views

World Chain
@world_chain_

Financial compliance requires institutions to know who you are, but repeat requests for verification are archaic and disruptive. World ID and Chainlink ACE enable an anonymous, secure, and composable compliance infrastructure – without the need for repeated disclosure.

Chainlink @chainlink · Nov 3
Today we're launching the Chainlink Automated Compliance Engine (ACE) partner ecosystem, featuring 20+ leading compliance providers, frameworks, & regulators powering the next generation of onchain compliance ↓
Show more

Road to SmartCon

11:56 AM · Nov 3, 2025 · 36.8K Views

News > Worldcoin's Human V...

Worldcoin's Human Verification Boosts Ad Performance by 50%

Phemex News | 2025/10/15 01:35

A pilot program by Japanese advertising firm Hakuhodo, in collaboration with Tools for Humanity
...onics, has demonstrated a 50%
...ck-through rates (CTR) for digital ads
...verification technology. The initiative
...e the persistent issue of fraudulent
...l advertising by verifying human users
...for Humanity's World ID protocol, with
...mpression recorded on LG's
...rastructure. This approach ensured

Source: X.com, Mythical Games, Polymarket, World, Phemex News

ORBS Roadmap & Execution

Dan Ives' world tour & ORBS global awareness expands



San Francisco, CA
Miami, FL
New York, NY
London, UK
Seoul, Korea
Tokyo, Japan
Singapore
Thailand
Dan Ives
@DIvesTech · Follow
Great to be visiting the Worldcoin flagship store in San Francisco, CA today meeting fellow Orbians as the single sign on authentication for the AI world takes hold
@iamhuman_ORBS
8:20 PM · Oct 7, 2025
BLACK RABBIT
EIGHTCO
HOLDINGS
Nasdaq

NASDAQ: ORBS

Source: Eightco Holdings, Agent of Change, X.com

Thank You